EXHIBIT 10.4

                           SCHEDULE A TO EXHIBIT 10.3

The following individuals entered into Director Retirement Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Retirement Agreement, dated March 16, 2004, between Brent A. Saunders and The Ohio Valley Bank Company filed herewith.

                                            Date of
Name                                        Director Retirement Agreement
----                                        -----------------------------
Anna P. Barnitz                             March 16, 2004
W. Lowell Call                              January 16, 2004
Steven B. Chapman                           January 20, 2004
Robert E. Daniel                            January 23, 2006
Robert H. Eastman                           January 20, 2004
Harold A. Howe                              January 12, 2004
Jeffrey E. Smith                            January 12, 2004
Roger D. Williams                           January 23, 2006
Lannes C. Williamson                        January 14, 2004
Thomas E. Wiseman                           January 13, 2004